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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     AUGUST  10, 2001




                                 UBIQUITEL INC.
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             (Exact Name of Registrant as Specified in its Charter)

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            DELAWARE                         000-30761                       23-3017909
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 (State or Other Jurisdiction of       (Commission File No.)        (IRS Employer Identification
          Incorporation                                                         No.)
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ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA              19428
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(Address of principal executive office)                             (Zip code)


Registrant's telephone number, including area code: (610) 832-3311

                                 NOT APPLICABLE
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         (Former Names or Former Address, if Changed Since Last Report)

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ITEM 9.           REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of a presentation that UbiquiTel Inc. (the "Registrant") intends to use from time to time in presentations to investors or others. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

         Please note that certain information contained in the presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" provisions of those statutes. Forward-looking statements include forecasts of growth in the number of consumers using wireless personal communications services and estimated populations, statements regarding the Registrant's plans for, schedule for and costs of the build-out of its portion of the Sprint PCS network, projections of when the Registrant will launch commercial wireless personal communication service in particular markets, projections as to anticipated subscribers, expense levels, liquidity and capital resources and statements regarding the anticipated benefits of the Registrant's acquisition of VIA Wireless, LLC. These forward-looking statements are based on the Registrant's current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

- the Registrant's ability to integrate VIA Wireless' operations following its acquisition of that company;

-    the Registrant's ability to finance future growth opportunities;

-    the Registrant's dependence on its affiliation with Sprint PCS;

- the Registrant's ability to successfully complete the build-out of its portion of the Sprint PCS network in an efficient and timely manner;

- the Registrant's limited operating history and anticipation of future losses;

-    the Registrant's dependence on Sprint PCS' back office services;

-    potential fluctuations in the Registrant's operating results;

-    changes or advances in technology;

-    changes in government regulation;

-    competition in the industry and markets in which the Registrant operates;

-    future acquisitions;

-    the Registrant's ability to attract and retain skilled personnel; and

-    general economic and business conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause actual results to differ materially from those expressed in such forward-looking statements, see the Registrant's filings with the Securities and Exchange Commission, including its proxy statement, and most recent Quarterly Report on Form 10-Q.


                                  Page 2 of 5
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The Registrant does not undertake any obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  99.1     Presentation of UbiquiTel Inc. - August 2001.


                                  Page 3 of 5
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UBIQUITEL INC.




Date:  August 10, 2001                 By: /s/  Donald A. Harris
                                          ------------------------
                                           Donald A. Harris
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS




       EXHIBIT NO.          EXHIBIT TITLE
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           99.1             Slide Presentation of UbiquiTel Inc. -- August 2001


                                  Page 5 of 5